UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND

ANNUAL REPORT TO SHAREHOLDERS

October 31, 2017

This information must be preceded or accompanied by a

current prospectus. Investors should read the prospectus

carefully before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fee return of the LSV Small Cap Value Fund, Institutional Class Shares, the Russell 2000 Value Index (the “Benchmark”) and the Russell 2000 Index for trailing periods ended October 31, 2017, were as follows:

	12 Months Ended 10/31/17	3 Years Ended 10/31/17*	Since Inception*
LSV Small Cap Value Fund, Institutional Class Shares	22.71%	9.58%	14.40%

Benchmark:
Russell 2000 Value Index	24.81	9.67	11.84

Broad Market:
Russell 2000 Index	27.85	10.12	12.86

*Periods longer than 1-year are annualized; inception date February 28, 2013; net of fees.

Institutional Class Shares performance as of 9/30/17: 19.57% (1 year) and 14.66% (Annualized Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578).

The U.S equity market as represented by the S&P 500 finished up 23.63% for the twelve months ended October 31, 2017. Small cap stocks outperformed large caps over the period after a significant post-election rally to finish off 2016—the Russell 2000 was up 27.85%. Value stocks, however, broadly underperformed across all market capitalization segments based on the Russell Indices—The Russell 2000 Value Index gained 24.81% while the Russell 2000 Growth Index was up 31.00%. The LSV Small Cap Value Equity Fund, Institutional Class Shares (the “Fund”) advanced 22.71%. Equity markets surged following the Presidential elections in November 2016 and have been broadly supported by strong economic data and improved corporate earnings. In 2017, U.S. GDP growth advanced 3.1% in second quarter and 3.0% (preliminary) in third quarter, both exceeding market expectations after advancing just 1.4% in the first quarter. In monetary policy news, the Federal Reserve raised interest rates in December, March and June, as they begin to unwind their $4.5 trillion balance sheet. From a sector perspective, cyclical sectors generally outperformed while more defensive segments of the market lagged.

The underperformance of value has been a head-wind for our deep value approach in the small cap space. Over the last twelve months, stocks that were cheap on cash flow, which we favor, performed particularly poorly among small cap stocks. In fact, small cap companies with negative cash flows were among the best performing market segments over this period and our underweight to these stocks detracted from relative returns. Performance attribution indicates that stock selection underperformed and while sector selection added value for the period. From a stock selection perspective, deeper value stocks struggled within the Financials, Industrials and Health Care sectors and our holdings underperformed. From a sector perspective, the bulk of the excess return contribution came from our underweight positions in Energy and Real Estate. Top individual contributors included overweights to Dana, Johnson Outdoors, MoneyGram, Meritor, Applied Optoelectronics and Modine Manufacturing. Main individual detractors included not holding XPO Logistics and Bluebird Bio as well as overweights to AmTrust Financial, Brinker, Finish Line, Big 5 Sporting Goods and Hawaiian Holdings.

The Fund continues to trade at a significant discount to the overall market as well as to the Benchmark. The Fund is trading at 14.0x forward earnings compared to 22.4x for the Benchmark, 1.5x book compared to 1.6x for the Benchmark and 8.3x cash flow compared to 12.0x for the Benchmark. The portfolio is yielding 2.2%. Sector weightings are a result of our bottom-up stock selection process, subject to constraints at the sector and industry

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

levels. The Fund is currently overweight the Consumer Discretionary and Industrials sectors while underweight Utilities and Energy stocks.

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal. Investments in smaller companies typically exhibit higher volatility.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Comparison of Change in the Value of a $10,000 Investment in the

LSV Small Cap Value Fund, Institutional Class Shares, versus the Russell 2000 Value Index (Unaudited)

	Average Annual Total Return for the period ended October 31, 2017
	One Year Return	Three Year Return	Annualized Inception to Date(1)
LSV Small Cap Value Fund, Institutional Class Shares	22.71%	9.58%	14.40%
LSV Small Cap Value Fund, Investor Class Shares(2)	22.38%	9.28%	14.10%
Russell 2000 Value Index	24.81%	9.67%	11.84%

*	The graph is based on only the Institutional Class Shares; performance for Investor Class Shares would be different due to differences in fee structures.

(1)	The LSV Small Cap Value Fund commenced operations on February 28, 2013.

(2)	Investor Class Shares commenced operations on June 10, 2014. Investor Class Shares’ performance for periods prior to June 10, 2014, is that of the Institutional Class Shares. Institutional Class Shares’ performance was adjusted to reflect the 12b-1 fees applicable to the Investor Class Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Fee waivers were in effect previously, if they had not been in effect, performance would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 2.

October 31, 2017

Sector Weightings (Unaudited) †:

†  Percentages are based on total investments.

Schedule of Investments

LSV Small Cap Value Fund

	Shares	Value (000)
Common Stock (99.2%)
Aerospace & Defense (1.7%)
Moog, Cl A*	20,700	$1,817
National Presto Industries	10,453	1,222
Triumph Group	32,600	1,012
Vectrus*	23,400	714
Wesco Aircraft Holdings*	131,700	1,192

		5,957

Agricultural Products (0.4%)
Fresh Del Monte Produce	30,400	1,353

Air Freight & Logistics (0.7%)
Atlas Air Worldwide Holdings*	25,000	1,534
Park-Ohio Holdings	22,300	1,051

		2,585

Aircraft (1.4%)
Alaska Air Group	5,200	343
Hawaiian Holdings	31,500	1,055
SkyWest	73,900	3,481

		4,879

Alternative Carriers (0.5%)
Iridium Communications*	93,700	1,125
magicJack VocalTec*	100,200	631

		1,756

Apparel Retail (1.2%)
American Eagle Outfitters	78,900	1,027
Children’s Place	13,600	1,480
Express*	58,800	398
Finish Line, Cl A	73,500	682
Shoe Carnival	29,100	546
Stein Mart	48,600	52

		4,185

Apparel/Textiles (0.1%)
Vera Bradley*	43,600	314

LSV Small Cap Value Fund

	Shares	Value (000)
Asset Management & Custody Banks (2.4%)
BlackRock Capital Investment	143,700	$1,029
Hercules Capital	46,200	576
Legg Mason	80,200	3,062
Medallion Financial	38,816	85
New Mountain Finance	55,900	785
Oaktree Specialty Lending	161,900	941
PennantPark Investment	237,700	1,776

		8,254

Automotive (3.6%)
American Axle & Manufacturing Holdings*	36,500	649
Cooper Tire & Rubber	22,700	745
Cooper-Standard Holdings*	18,000	2,007
Dana	139,800	4,262
Modine Manufacturing*	101,800	2,143
Stoneridge*	61,100	1,389
Tower International	51,800	1,575

		12,770

Automotive Retail (1.5%)
Group 1 Automotive	16,300	1,281
Murphy USA*	20,400	1,517
Penske Automotive Group	37,170	1,733
Sonic Automotive, Cl A	43,954	872

		5,403

Banks (19.6%)
Banc of California	26,800	564
Banco Latinoamericano de Comercio Exterior, Cl E	41,600	1,166
BankUnited	101,500	3,537
Berkshire Hills Bancorp	79,739	3,054
BofI Holding*	30,900	831
Bryn Mawr Bank	22,200	973
Camden National	58,300	2,517
Cathay General Bancorp	43,900	1,835
Central Pacific Financial	50,876	1,583
Citizens & Northern	18,060	441
Community Trust Bancorp	5,300	256
Dime Community Bancshares	100,521	2,217
Enterprise Financial Services	21,100	920
Federal Agricultural Mortgage, Cl C	18,700	1,388
Fidelity Southern	74,700	1,638
Financial Institutions	11,500	377
First Busey	17,700	551
First Commonwealth Financial	193,500	2,817
First Defiance Financial	17,800	965
First Interstate BancSystem, Cl A	43,500	1,710
First Merchants	21,100	907

The accompanying notes are an integral part of the financial statements

Schedule of Investments October 31, 2017

LSV Small Cap Value Fund

	Shares	Value (000)
Banks (continued)
Flagstar Bancorp*	36,200	$1,353
Flushing Financial	24,600	738
Fulton Financial	158,700	2,888
Great Southern Bancorp	24,200	1,301
Hancock Holding	25,100	1,224
Hanmi Financial	64,300	1,977
Heartland Financial USA	19,600	965
Hope Bancorp	101,503	1,873
Horizon Bancorp	28,650	788
IBERIABANK	20,100	1,482
International Bancshares	30,400	1,234
Lakeland Bancorp	31,100	639
LegacyTexas Financial Group	19,200	766
MainSource Financial Group	23,400	882
MidSouth Bancorp	49,541	649
OFG Bancorp	113,400	1,009
Old National Bancorp	114,700	2,088
Peoples Bancorp	48,605	1,610
Popular	44,100	1,618
Republic Bancorp, Cl A	5,330	210
S&T Bancorp	31,200	1,276
Southside Bancshares	18,450	653
TCF Financial	153,400	2,795
TriCo Bancshares	50,743	2,102
Union Bankshares	31,300	1,080
United Financial Bancorp	111,700	2,045
Walker & Dunlop*	26,100	1,433
Washington Federal	32,100	1,117
WesBanco	17,000	687

		68,729

Biotechnology (0.9%)
AMAG Pharmaceuticals*	33,900	532
Eagle Pharmaceuticals*	21,100	1,134
Emergent BioSolutions*	38,900	1,595

		3,261

Broadcasting, Newspapers & Advertising (0.5%)
AMC Networks, Cl A*	31,303	1,593

Building & Construction (1.8%)
Beazer Homes USA*	74,700	1,567
CalAtlantic Group	48,100	2,373
KB Home	59,200	1,624
Meritage Homes*	16,700	814

		6,378

Business Services (0.5%)
Avis Budget Group*	39,800	1,642

Chemicals (1.3%)
A Schulman	45,191	1,776
Kraton*	28,846	1,414

LSV Small Cap Value Fund

	Shares	Value (000)
Chemicals (continued)
Stepan	15,000	$1,198

		4,388

Commercial Printing (1.0%)
Deluxe	24,855	1,731
Ennis	82,239	1,657
LSC Communications	1,111	18
RR Donnelley & Sons	2,963	28

		3,434

Commercial Services (1.6%)
Convergys	78,100	2,009
CSG Systems International	29,800	1,262
Sykes Enterprises*	84,300	2,440

		5,711

Commodity Chemicals (1.3%)
Cabot	27,900	1,701
Trinseo	41,900	2,975

		4,676

Computer & Electronics Retail (0.0%)
Rent-A-Center, Cl A	4,200	42

Computers & Services (0.3%)
DHI Group*	72,600	160
Super Micro Computer*	39,200	780

		940

Construction & Engineering (0.7%)
Aegion, Cl A*	20,000	466
Chicago Bridge & Iron	27,000	376
Tutor Perini*	52,100	1,469

		2,311

Consumer Products (0.6%)
American Outdoor Brands*	77,900	1,116
Johnson Outdoors, Cl A	14,700	1,106

		2,222

Distributors (0.1%)
VOXX International, Cl A*	55,400	371

Diversified REIT’s (0.9%)
Lexington Realty Trust	119,687	1,211
Select Income	80,800	1,952

		3,163

Education Services (0.4%)
Adtalem Global Education	39,600	1,463

Electrical Components & Equipment (0.5%)
Regal Beloit	20,800	1,688

The accompanying notes are an integral part of the financial statements

Schedule of Investments October 31, 2017

LSV Small Cap Value Fund

	Shares	Value (000)
Electrical Services (2.3%)
Avista	36,700	$1,917
Black Hills	17,500	1,142
Hawaiian Electric Industries	40,400	1,473
Portland General Electric	52,800	2,521
Spark Energy, Cl A	16,910	237
Unitil	17,700	920

		8,210

Environmental & Facilities Services (0.2%)
CECO Environmental	84,924	745

Financial Services (1.0%)
Donnelley Financial Solutions*	1,111	24
Nelnet, Cl A	23,500	1,375
Piper Jaffray	10,600	775
Regional Management*	32,800	810
World Acceptance*	6,100	534

		3,518

Food Distributors (0.3%)
SpartanNash	37,800	928

Food, Beverage & Tobacco (1.7%)
Omega Protein	59,600	1,305
Sanderson Farms	22,000	3,291
Seneca Foods, Cl A*	22,900	824
Universal	12,300	706

		6,126

Footwear (0.2%)
Deckers Outdoor*	10,300	703

Forest Products (0.4%)
Boise Cascade*	41,300	1,464

General Merchandise Stores (0.2%)
Big Lots	11,200	575

Health Care Distributors (0.3%)
Owens & Minor	45,400	1,115

Health Care Equipment (1.1%)
Exactech*	21,300	891
Integer Holdings*	62,900	3,057

		3,948

Health Care Facilities (1.1%)
HealthSouth	28,400	1,310
Kindred Healthcare	56,500	342
LifePoint Hospitals*	42,100	2,027

		3,679

LSV Small Cap Value Fund

	Shares	Value (000)
Health Care REIT’s (0.7%)
New Senior Investment Group	96,400	$862
Sabra Health Care	73,500	1,464

		2,326

Health Care Services (0.5%)
AMN Healthcare Services*	39,600	1,738

Health Care Supplies (0.3%)
Lantheus Holdings*	60,600	1,206

Homefurnishing Retail (0.6%)
Aaron’s	34,600	1,273
Haverty Furniture	37,700	899

		2,172

Hotel & Resort REIT’s (1.7%)
DiamondRock Hospitality	168,200	1,827
RLJ Lodging Trust	98,500	2,134
Xenia Hotels & Resorts	86,000	1,871

		5,832

Hotels & Lodging (0.3%)
Marcus	34,300	931

Household Products, Furniture & Fixtures (0.2%)
Ethan Allen Interiors	27,226	810

Human Resource & Employment Services (1.0%)
Kelly Services, Cl A	64,600	1,700
Kforce	81,300	1,703

		3,403

Insurance (5.4%)
American Financial Group	13,100	1,382
American National Insurance	6,200	755
AmTrust Financial Services	59,500	747
Aspen Insurance Holdings	12,500	536
CNO Financial Group	164,900	3,953
Hanover Insurance Group	25,300	2,489
HCI Group	40,939	1,534
Heritage Insurance Holdings	41,500	666
Magellan Health*	38,200	3,258
MGIC Investment*	141,400	2,022
Primerica	11,300	1,000
Universal Insurance Holdings	23,500	560

		18,902

Leasing & Renting (1.0%)
Aircastle	74,900	1,742
GATX	26,700	1,586

		3,328

The accompanying notes are an integral part of the financial statements

Schedule of Investments October 31, 2017

LSV Small Cap Value Fund

	Shares	Value (000)
Leisure Facilities (0.3%)
RCI Hospitality Holdings	39,159	$1,079

Machinery (3.8%)
American Railcar Industries	23,300	927
Briggs & Stratton	46,300	1,167
Columbus McKinnon	21,900	866
Global Brass & Copper Holdings	45,600	1,596
Greenbrier	32,900	1,717
Hurco	16,500	738
Hyster-Yale Materials Handling	9,900	777
Meritor*	74,800	1,946
Oshkosh	14,600	1,337
Timken	19,100	901
Wabash National	54,100	1,217

		13,189

Metal & Glass Containers (0.5%)
Owens-Illinois*	76,200	1,820

Mortgage REIT’s (3.2%)
AG Mortgage Investment Trust	57,200	1,076
Apollo Commercial Real Estate Finance	66,900	1,209
Dynex Capital	150,700	1,055
MFA Financial, Cl REIT	182,900	1,507
MTGE Investment	65,300	1,182
New York Mortgage Trust	150,100	905
PennyMac Mortgage Investment Trust	59,100	949
Redwood Trust	62,500	982
Two Harbors Investment	170,000	1,666
Western Asset Mortgage Capital	78,800	793

		11,324

Office Equipment (1.9%)
ACCO Brands*	126,500	1,651
Herman Miller	53,000	1,781
Pitney Bowes	103,400	1,421
Steelcase, Cl A	118,600	1,725

		6,578

Office REIT’s (0.4%)
Franklin Street Properties	76,700	767
Mack-Cali Realty	34,600	788

		1,555

Oil & Gas Equipment & Services (1.0%)
Dawson Geophysical*	2,932	13
Matrix Service*	47,100	664
McDermott International*	318,000	2,105
Newpark Resources*	36,400	319

LSV Small Cap Value Fund

	Shares	Value (000)
Oil & Gas Equipment & Services (continued)
PHI*	23,600	$276

		3,377

Oil & Gas Storage & Transportation (0.2%)
DHT Holdings	101,700	400
Navios Maritime Acquisition	133,402	167

		567

Paper & Paper Products (1.1%)
Clearwater Paper*	16,000	739
Domtar	32,800	1,552
PH Glatfelter	73,000	1,530

		3,821

Petroleum & Fuel Products (1.8%)
Carrizo Oil & Gas*	90,052	1,593
Parker Drilling*	55,200	58
PBF Energy, Cl A	37,300	1,080
Renewable Energy Group*	136,000	1,646
Rowan, Cl A*	19,200	275
Unit*	47,400	887
VAALCO Energy*	50,400	40
World Fuel Services	27,800	773

		6,352

Pharmaceuticals (0.5%)
Lannett*	55,200	1,099
Sucampo Pharmaceuticals, Cl A*	62,300	622

		1,721

Printing & Publishing (0.4%)
CSS Industries	18,400	551
Libbey	44,400	304
Time	32,300	375

		1,230

Real Estate Investment Trusts (REITs) (0.4%)
Summit Hotel Properties	79,900	1,263

Reinsurance (0.7%)
Maiden Holdings	74,805	617
Validus Holdings	33,300	1,734

		2,351

Research & Consulting Services (0.2%)
Navigant Consulting*	47,000	814

Residential REIT’s (0.8%)
Independence Realty Trust	120,694	1,225
Preferred Apartment Communities, Cl A	83,800	1,663

		2,888

The accompanying notes are an integral part of the financial statements

Schedule of Investments October 31, 2017

LSV Small Cap Value Fund

	Shares	Value (000)
Retail (1.9%)
Big 5 Sporting Goods	51,100	$325
Bloomin’ Brands	119,100	2,118
Brinker International	26,100	802
Del Frisco’s Restaurant Group*	71,500	994
Dillard’s, Cl A	10,400	528
Ingles Markets, Cl A	16,700	389
Office Depot	389,100	1,206
SUPERVALU*	13,585	221

		6,583

Retail REIT’s (1.0%)
CBL & Associates Properties	43,800	343
DDR	141,700	1,087
Getty Realty	32,200	915
Washington Prime Group	136,600	1,070

		3,415

Semi-Conductors/Instruments (5.2%)
Amkor Technology*	239,200	2,767
Benchmark Electronics*	26,100	808
Cirrus Logic*	35,428	1,984
Key Tronic*	3,500	26
Kimball Electronics*	89,200	1,962
Kulicke & Soffa Industries*	67,700	1,533
Photronics*	83,058	806
Plexus*	3,400	209
Sanmina*	65,900	2,157
TTM Technologies*	148,600	2,345
Vishay Intertechnology	70,500	1,569
Vishay Precision Group*	43,600	1,070
ZAGG*	58,400	914

		18,150

Specialized Consumer Services (0.2%)
Carriage Services, Cl A	29,338	760

Specialized REIT’s (2.5%)
Ashford Hospitality Prime	64,800	630
Ashford Hospitality Trust	146,506	1,030
Chatham Lodging Trust	50,100	1,090
CorEnergy Infrastructure Trust	42,600	1,537
Hersha Hospitality Trust, Cl A	49,360	873
Hospitality Properties Trust	75,000	2,144
InfraREIT	71,000	1,590

		8,894

Steel & Steel Works (0.4%)
Kaiser Aluminum	15,000	1,488

Technology Distributors (2.0%)
Insight Enterprises*	32,700	1,473

LSV Small Cap Value Fund

	Shares	Value (000)
Technology Distributors (continued)
PCM*	51,400	$722
ScanSource*	40,200	1,727
SYNNEX	2,300	310
Tech Data*	28,500	2,644

		6,876

Telephones & Telecommunications (1.2%)
Applied Optoelectronics*	34,600	1,409
NETGEAR*	33,800	1,577
Plantronics	24,800	1,125

		4,111

Textiles (0.4%)
Unifi*	39,300	1,495

Thrifts & Mortgage Finance (0.6%)
Radian Group	98,200	2,058

Trucking (0.6%)
Ryder System	26,000	2,108

TOTAL COMMON STOCK (Cost $305,313)		346,994

	Face Amount (000)
Repurchase Agreement (0.9%)
Morgan Stanley 0.880%, dated 10/31/17, to be repurchased on 11/01/17, repurchase price $3,213 (collaterlized by various US Treasury Notes, par values ranging from $0 to $2,676, coupon ranging from 1.250% to 2.125%, and maturity ranging from 10/31/18 to 02/29/24; with total market value $3,277)	$3,213	3,213

TOTAL REPURCHASE AGREEMENT (Cost $3,213)		3,213

Total Investments – 100.1% (Cost $308,526)		$350,207

Percentages are based on Net Assets of $349,757 (000).

*   Non-income producing security.

Cl — Class

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements

Schedule of Investments October 31, 2017

The following is a list of the inputs used as of October 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$346,994	$—	$—	$346,994
Repurchase Agreement	—	3,213	—	3,213

Total Investments in Securities	$346,994	$3,213	$—	$350,207

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 —Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000)

October 31, 2017

LSV Small Cap Value Fund
Assets:
Investments at Value (Cost $308,526)	$350,207
Dividends and Interest Receivable	242
Receivable for Capital Shares Sold	144
Prepaid Expenses	15
Total Assets	350,608
Liabilities:
Payable for Capital Shares Redeemed	506
Payable due to Investment Adviser	209
Payable for Investment Securities Purchased	63
Payable due to Administrator	18
Payable due to Distributor	4
Payable due to Trustees	2
Payable due to Chief Compliance Officer	1
Other Accrued Expenses	48
Total Liabilities	851
Net Assets	$349,757

Net Assets Consist of:
Paid-in Capital	$292,976
Undistributed Net Investment Income	2,594
Accumulated Net Realized Gain on Investments	12,506
Net Unrealized Appreciation on Investments	41,681
Net Assets	$349,757

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($331,510 ÷ 20,781,293 shares)(1)	$15.95

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($18,247 ÷ 1,149,598 shares)(1)	$15.87

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000)

For the year ended October 31, 2017

LSV Small Cap Value Fund
Investment Income:
Dividend Income	$5,499
Interest Income	27
Foreign Taxes Withheld	(5)
Total Investment Income	5,521
Expenses:
Investment Advisory Fees	2,012
Administration Fees	173
Distribution Fees - Investor Class	47
Trustees’ Fees	7
Chief Compliance Officer Fees	2
Transfer Agent Fees	66
Registration and Filing Fees	38
Printing Fees	33
Professional Fees	30
Custodian Fees	25
Insurance and Other Fees	12
Total Expenses	2,445
Less: Fees Paid Indirectly — (see Note 4)	—
Net Expenses	2,445
Net Investment Income	3,076
Net Realized Gain on Investments	12,858
Net Change in Unrealized Appreciation (Depreciation) on Investments	33,379
Net Realized and Unrealized Gain on Investments	46,237
Net Increase in Net Assets Resulting from Operations	$49,313

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000)

For the years ended October 31

	LSV Small Cap Value Fund
	2017	2016
Operations:
Net Investment Income	$3,076	$2,602
Net Realized Gain on Investments	12,858	2,859
Net Change in Unrealized Appreciation (Depreciation) on Investments	33,379	7,692
Net Increase in Net Assets Resulting from Operations	49,313	13,153
Dividends and Distributions From:
Net Investment Income:
Institutional Class Shares	(2,862)	(1,841)
Investor Class Shares	(172)	(4)
Net Realized Gain:
Institutional Class Shares	(2,527)	(1,969)
Investor Class Shares	(155)	(5)
Total Dividends and Distributions	(5,716)	(3,819)
Capital Share Transactions:
Institutional Class Shares:
Issued	153,523	90,971
Reinvestment of Dividends and Distributions	5,233	3,808
Redeemed	(53,447)	(27,875)
Net Increase from Institutional Class Shares Transactions	105,309	66,904
Investor Class Shares:
Issued	24,172	7,366
Reinvestment of Dividends and Distributions	327	8
Redeemed	(14,115)	(1,650)
Net Increase from Investor Class Shares Transactions	10,384	5,724
Net Increase in Net Assets Derived from Capital Share Transactions	115,693	72,628
Total Increase in Net Assets	159,290	81,962
Net Assets:
Beginning of Year	190,467	108,505
End of Year (including undistributed net investment income of $2,594 and $2,204, respectively)	$349,757	$190,467

Shares Transactions:
Institutional Class:
Issued	10,114	7,331
Reinvestment of Dividends and Distributions	335	313
Redeemed	(3,520)	(2,189)
Total Institutional Class Share Transactions	6,929	5,455
Investor Class:
Issued	1,593	587
Reinvestment of Dividends and Distributions	21	1
Redeemed	(932)	(132)
Total Investor Class Share Transactions	682	456
Net Increase in Shares Outstanding	7,611	5,911

The accompanying notes are an integral part of the financial statements

Financial Highlights

For a share outstanding throughout the year or period ended October 31,

	Net Asset Value Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡
LSV Small Cap Value Fund
Institutional Class Shares
2017	$13.30	$0.17	$2.84	$3.01	$(0.18)	$(0.18)	$(0.36)	$15.95	22.71%	$331,510	0.83%	0.83%	1.09%	23%
2016	12.90	0.22	0.62	0.84	(0.21)	(0.23)	(0.44)	13.30	6.81	184,260	0.85	0.88	1.74	23
2015	13.49	0.22	(0.16)	0.06	(0.12)	(0.53)	(0.65)	12.90	0.38	108,332	0.85	0.93	1.71	15
2014	12.30	0.17	1.69	1.86	(0.18)	(0.49)	(0.67)	13.49	15.77	58,782	0.85	1.09	1.35	27
2013*	10.00	0.11	2.19	2.30	—	—	—	12.30	23.00	24,894	0.85	1.39	1.50	31
Investor Class Shares
2017	$13.26	$0.12	$2.84	$2.96	$(0.17)	$(0.18)	$(0.35)	$15.87	22.38%	$18,247	1.08%	1.08%	0.78%	23%
2016	12.87	0.19	0.61	0.80	(0.18)	(0.23)	(0.41)	13.26	6.49	6,207	1.10	1.13	1.48	23
2015	13.48	0.20	(0.17)	0.03	(0.11)	(0.53)	(0.64)	12.87	0.14	173	1.10	1.18	1.49	15
2014**	13.42	0.06	–	0.06	—	—	—	13.48	0.45	161	1.10	1.39	1.17	27

*	Commenced operations on February 28, 2013. All ratios for the period have been annualized.

**	Commenced operations on June 10, 2014. All ratios for the period have been annualized.

(1)	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements October 31, 2017

1.    Organization:

The Advisors’ Inner Circle Fund (the “Trust”) (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 funds. The financial statements herein are those of the LSV Small Cap Value Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth of capital by investing in undervalued stocks which are out of favor in the market. The Fund commenced operations on February 28, 2013. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.    Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S.GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value

Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may ne-cessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. At October 31, 2017, there were no securities valued in accordance with Fair Value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices unadjusted in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs

Notes to Financial Statements October 31, 2017

may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2017, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities on open tax years (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts (REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements —In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund.

At October 31, 2017, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows (000):

Fair
Value of
		Non-Cash	Cash
	Repurchase	Collateral	Collateral
Counterparty	Agreement	Received(1)	Received(1)	Net Amount(2)
Morgan
Stanley	$3,213	$3,213	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Notes to Financial Statements October 31, 2017

Expenses— Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes— Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders— Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.    Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.    Administration, Distribution, Shareholder Servicing,

       Transfer Agent and Custodian Agreements:

The Fund, The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2017, the Fund paid $172,802 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2017, the Fund incurred $46,601 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2017 the Fund earned $49 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.    Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.70% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fee waivers and/or expense reimbursements to a maximum of 0.85% and 1.10% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2018.

6.    Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year October 31, 2017, were as follows (000):

Purchases
Other	$177,762
Sales
Other	$65,331

7.    Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or

Notes to Financial Statements October 31, 2017

to paid-in-capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in REITs and distribution reclasses have been reclassified to (from) the following accounts (000):

Undistributed Net	Accumulated Net
Investment Income	Realized Gain
(Loss)	(Loss)
$ 348	$(348)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended October 31, 2017 and 2016 was as follows (000):

	Ordinary	Long-Term
	Income	Capital Gain	Total

2017	$4,793	$923	$5,716
2016	2,601	1,218	3,819

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$7,493
Undistributed Long-Term Capital Gain	7,775
Unrealized Appreciation	41,513

Total Distributable Earnings	$56,781

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund has no capital loss carryforwards at October 31, 2017.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2017, were as follows (000):

	Aggregated	Aggregated
	Gross	Gross	Net
Federal	Unrealized	Unrealized	Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$ 308,694	$61,978	$(20,465)	$41,513

8.     Other:

At October 31, 2017, 66% of total shares outstanding for the Institutional Class Shares were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. At October 31, 2017, 99% of total shares outstanding for the Investor

Class Shares were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. These shareholders were mostly comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9.     Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10.     Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of LSV Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LSV Small Cap Value Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LSV Small Cap Value Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 26, 2017

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

The table below illustrates your Fund’s costs in two ways:

•    Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•    Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/17	10/31/17	Ratios	Period*
LSV Small Cap Value Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,037.70	0.84%	$4.29
Investor Class Shares	1,000.00	1,036.60	1.08	5.56

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.99	0.84%	$4.26
Investor Class Shares	1,000.00	1,019.74	1.08	5.52

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of October 31, 2017.

Position with Trust
Name and	and Length of	Principal Occupation	Other Directorships
Year of Birth	Time Served[1]	in the Past Five Years	Held in the Past Five Years[2]
INTERESTED BOARD
MEMBERS[3,4]
Robert A. Nesher	Chairman of the	SEI employee 1974 to present;	Current Directorships: Trustee of The
(Born: 1946)	Board of Trustees (Since 1991)	currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments— Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Position with Trust
Name and	and Length of	Principal Occupation	Other Directorships
Year of Birth	Time Served[1]	in the Past Five Years	Held in the Past Five Years[2]
INTERESTED BOARD
MEMBERS[3,4]
William M. Doran (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

	Position with Trust		Other Directorships
Name and	and Length of	Principal Occupation
Year of Birth	Time Served[1]	in the Past Five Years	Held in the Past Five Years[2]
INDEPENDENT TRUSTEES[3]
John K. Darr (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self- Employed Legal and Financial Services Consultant since 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

	Position with Trust		Other Directorships
Name and	and Length of	Principal Occupation
Year of Birth	Time Served[1]	in the Past Five Years	Held in the Past Five Years[2]
INDEPENDENT TRUSTEES[3]
Bruce R. Speca	Trustee	Global Head of Asset Allocation,	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
(Born: 1956)	(Since 2011)	Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
OFFICERS
Michael Beattie	President	Director of Client Service, SEI	None.
(Born: 1965)	(Since 2011)	Investments Company, since 2004.
Stephen Connors	Treasurer, Controller and	Director, SEI Investments, Fund	None.
(Born: 1984)	Chief Financial Officer (Since 2015)	Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
Diann M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis and Bockius LLP from 2006 to 2010.	None.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e.,

2	“public companies”) or other investment companies under the 1940 Act.
3	Trustees oversee 53 funds in the Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Position with Trust
Name and	and Length of	Principal Occupation	Other Directorships
Year of Birth	Time Served[1]	in the Past Five Years	Held in the Past Five Years[2]
OFFICERS (continued)
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.	None.

Robert Morrow	Vice President	Account Manager, SEI Investments,	None.
(Born: 1968)	(Since 2017)	since 2007.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Office, The Glenmede Trust Company, N.A. (2011-2012). Associate, DrinkerBiddle & Reath LLP (2006-2011).	None.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Bridget E. Sudall	Anti-Money Laundering	Senior Associate and AML Officer,	None.
(Born: 1980)	Compliance Officer and	Morgan Stanley Alternative Investment
	Privacy Officer (since 2015)	Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

NOTICE TO SHAREHOLDERS

OF

LSV SMALL CAP VALUE FUND

(Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Fund is designating the following items with regard to distributions paid during the year.

Qualifying
For
Corporate
Long-Term	Ordinary		Dividends	Qualifying	U.S.	Interest	Short-Term
Capital Gain	Income	Total	Receivable	Dividend	Government	Related	Capital Gain
Distribution	Distributions	Distributions	Deduction (1)	Income (2)	Interest (3)	Dividends(4)	Dividends (5)
16.15%	83.85%	100%	49.60%	56.30%	0.00%	0.00%	100%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund-LSV Small Cap Value Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV Value Equity Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

The Fund files its complete schedule of Portfolio holdings with the Securities and Exchange Commission “SEC” for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies if any relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge i upon request, by calling 888-Fund-LSV and ii on the Commission’s website at http://www.sec.gov.

LSV-AR-007-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$101,400	$0	$0	$49,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$30,000	$0	$120,500	$25,000	$0	$110,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$896,975	N/A	N/A	$725,065	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$162,500	N/A	N/A	$160,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$82,450	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$107,000	N/A	N/A	$141,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $150,500 and $135,000 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $62,500 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $82,450 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.